INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

	As of
US$ MILLIONS	June 30, 2020	December 31, 2019
Cost	$14,012	$15,695
Accumulated amortization	(1,354)	(1,309)
Total	$12,658	$14,386
Intangible assets are allocated to the following cash generating units, or group of cash generating units:

	As of
US$ MILLIONS	June 30, 2020	December 31, 2019
Brazilian regulated gas transmission operation	$2,805	$3,885
North American rail operations	1,999	1,992
Australian regulated terminal	1,729	1,758
North American residential energy infrastructure operation	1,696	1,806
Peruvian toll roads	1,088	1,159
Chilean toll roads	729	814
Indian toll roads(1)	705	769
U.K. telecom towers operation	440	472
U.K. port operation	265	283
Brazilian electricity transmission operation	252	401
Other(2)	950	1,047
Total	$12,658	$14,386

1.	Indian toll roads include $628 million of intangible assets at our investment in Simhapuri Expressway Ltd and Rayalseema Expressway Private Limited and $77 million at BIF India Holdings Pte Ltd.

2.
Other intangibles are comprised of customer contracts at our Australian port operation, our contracted order book at our U.K. regulated distribution operation, and pipeline authorization agreements at our cross-country gas pipeline business in India.

Due to the recent volatility observed in commodity and foreign exchange markets and the interruption to global supply chains as a result of the global pandemic, our partnership performed an evaluation of potential impairment indicators on each of our intangible assets as of June 30, 2020. Based on the analysis performed, our intangible assets remain largely unaffected, with no impairment required. Our intangible assets represent long-term critical infrastructure supported by regulated or highly contracted revenues which help protect value over the long term.
The intangible assets at our Brazilian gas transmission operation relate to concession arrangements with the local energy regulator, Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”). Total capacity is fully contracted under long-term “ship-or-pay” gas transportation agreements (“GTA”) and therefore the business is exposed to no volume or price risk. Each GTA took into account a return on regulatory asset base (“RAB”), and the tariffs were calculated on an inflation adjusted regulatory weighted average cost of capital (“WACC”) fixed for the GTA life.
The intangible assets at Brookfield Infrastructure’s North American rail operations mainly relate to customer relationships, operating network agreements and track access rights. The business provides critical first and last mile rail services which connect large Class I railroad operators to end customers. Our North American freight revenue is diversified across numerous commodities and the business largely performed in line with expectations. Customer relationships and operating network agreements as well as trackage rights, which are long-term leases, are not expected to be negatively impacted in the long term.
The intangible assets at our North American residential infrastructure operation are comprised of contractual customer relationships, customer contracts, proprietary technology and brands. The contractual customer relationships and customer contracts represent ongoing economic benefits from leasing customers and annuity-based management agreements. Proprietary technology is recognized for the development of new metering technology, which allows the business to generate revenue through its sub-metering business. Brands represent the intrinsic value customers place on the operation’s various brand names. The business generates revenues under long-term contracts with a diversified customer base across North America and is exposed to minimum volume risk. The business has continued to benefit from strong volumes and organic growth initiatives during the first half of the year.

The terms and conditions of access granted to our Australian regulated terminal’s services, including tariffs that can be charged to users, are regulated by the Queensland Competition Authority. Our Australian regulated terminal operation has Standard Access Agreements with customers which entail 100% take-or-pay contracts at a designated tariff rate. Therefore, the business is not exposed to volume risks and we expect minimal impact as a result of the current market environment. The concession arrangement has an expiration date of 2051 with an option to extend the arrangement for an additional 49 years.

The intangible assets at our Peruvian, Chilean and Indian toll roads relate to concession arrangements with local transportation authorities. While our toll roads operations have experienced reduced volumes as a result of local government imposed shutdowns, we are engaged in discussions to determine if we will be compensated under the regulatory frameworks either through increased tariffs or extensions of our concession agreements and believe that the long-term value of our concession arrangements will be not impacted. In several instances, we have already received positive indications that the global pandemic qualifies as an act of force majeure within our concession arrangements.
The following table presents the change in the cost balance of intangible assets:

US$ MILLIONS	For the six-month period ended June 30, 2020	For the 12 month period ended December 31, 2019
Cost at beginning of the period	$15,695	$12,515
Additions through business combinations	—	3,248
Additions, net of disposals	42	109
Held for sale	—	(1)
Non-cash additions	—	15
Foreign currency translation	(1,725)	(191)
Ending Balance	$14,012	$15,695

The following table presents the accumulated amortization for Brookfield Infrastructure’s intangible assets:

US$ MILLIONS	For the six-month period ended June 30, 2020	For the 12 month period ended December 31, 2019
Accumulated amortization at beginning of the period	$(1,309)	$(880)
Disposals	1	12
Amortization	(232)	(450)
Foreign currency translation	186	9
Ending Balance	$(1,354)	$(1,309)